                                                                     EXHIBIT 4.7

THIS WARRANT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS WARRANT CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO ANY EXEMPTION FROM SUCH REGISTRATION. THE TRANSFER OF THIS WARRANT CERTIFICATE IS ALSO SUBJECT TO THE CONDITIONS SPECIFIED HEREIN. NO TRANSFER OF THIS WARRANT CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS HAVE BEEN FULFILLED.


Void after 5:00 PM, Eastern Time on November 18, 2000.

                                            Series 1
                                            Warrant to Purchase 1,878,545
                                            shares of Common Stock, Subject
                                            to Adjustment as Herein provided


December 12, 1995


                              VERIDIEN CORPORATION
                        WARRANT TO PURCHASE COMMON STOCK


THIS WARRANT CERTIFICATE IS ISSUED PURSUANT TO THE TERMS OF AND IS GOVERNED BY THAT CERTAIN WARRANT AGREEMENT ("WARRANT AGREEMENT") DATED AS OF OCTOBER 19, 1995, REGARDING WARRANTS TO PURCHASE COMMON STOCK OF VERIDIEN CORPORATION SERIES L, BY AND BETWEEN VERIDIEN CORPORATION AND AMERICAN STOCK TRANSFER AND TRUST COMPANY. REFERENCE SHOULD BE MADE BY THE HOLDER FOR INFORMATION CONCERNING TRANSFER, REGISTRATION RIGHTS, ADJUSTMENTS UPON THE HAPPENING OF CERTAIN EVENTS AND FOR OTHER INFORMATION CONCERNING THE RIGHTS OF THE HOLDER OF THIS WARRANT CERTIFICATE.


         THIS IS TO CERTIFY THAT, for value received, DUNVEGAN MORTGAGE CORPORATION (the "Holder") is entitled to purchase, at any time from October 19, 1995 to 5:00 PM EST on November 18, 2000, common shares ("Common Shares") of Veridien Corporation (the "Corporation") equal to the number of warrants specified above, at a price of $.499 per Common Share by surrendering this Warrant Certificate to the Warrant Agent with a subscription form on the reverse hereof properly completed and executed and a check, bank draft, money order, or other consideration as specified in the Warrant Agreement payable to the Corporation for the total purchase price of the Common Shares so subscribed for and purchased.

         The Holder may subscribe for and purchase less than the number of Common Shares entitled to be subscribed for and purchased on surrender of this Warrant Certificate. If the subscription does not exhaust the Warrants represented by this Warrant Certificate, a Warrant Certificate representing the unexercised Warrants will be issued to the Holder. No Warrant Certificates representing fractional warrants will be issued.

         American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, N.Y. 10005, attention. Kevin Jennings ("Warrant Agent") has been appointed the Warrant Agent to receive subscriptions for Common Shares and payments from Holders.

         This Warrant Certificate, the subscription form and a check, bank draft, or money order shall be deemed to be so surrendered only upon personal delivery thereof or, if sent by post or other means of transmission, upon receipt thereof by the Warrant Agent at the office specified above. The Corporation may also provide for other places at which this Warrant Certificate may be surrendered for exchange or exercise.

         Certificates representing Common Shares subscribed for and purchased will be mailed to the persons specified in the subscription form at the respective addresses specified therein or, if so specified in the subscription form, delivered to such persons by the Warrant Agent where the applicable Warrant Certificate was surrendered, when the transfer books of the Corporation have been opened for five business days after the due surrender of such Warrant Certificate and payment as aforesaid, including any applicable taxes.

         This Warrant Certificate is freely transferable provided that this Warrant Certificate is subject to the investment representations and the restrictions contained herein. Any Holder of this Warrant Certificate or Common Shares issued upon exercise of this Warrant ("Restricted Securities") shall, prior to any transfer or disposition or attempted transfer or disposition of any such Restricted Securities, give written notice to the Corporation of such Holder's intention to effect such transfer or disposition and shall deliver to the Corporation an opinion of legal counsel, (reasonably suitable to the Corporation) that the proposed transfer or disposition of the Restricted Securities may be effected without registration thereof under the Securities Act of 1933, as amended (the "1933 Act") and without taking any similar action under any other applicable securities laws, in which case such Holder shall be entitled to transfer or dispose of the Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Corporation; provided, however, that such transfer shall be permitted only if, prior thereto, the proposed transferee enters into an agreement with the Corporation restricting the transfer of such Restricted Securities in accordance with, and agreeing to assume the obligations under and receive the benefits of the terms of this Warrant Certificate as "Holder", unless, in the opinion of both counsel for the Holder and for the Corporation, such agreement is not necessary. Each certificate evidencing the Restricted Securities so transferred or disposed of (and each certificate evidencing any untransferred or non-disposed of Restricted Securities) shall bear the appropriate restrictive legend set forth herein unless in the opinion of both such counsel such legend is not required.

         The Holder by his acceptance hereof represents and warrants to the Corporation that he is acquiring this Warrant Certificate and the Common Shares to be purchased by him hereunder for his own account and not with a view to the distribution thereof within the meaning of the 1933 Act. Each such Holder represents that he Understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because this Warrant certificate and the Common Shares have not been registered under the 1933 Act and therefore cannot be offered for sale or sold unless they are registered under the 1933 Act or an exemption from such registration is available. The Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS WARRANT CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION. THE TRANSFER OF THIS WARRANT CERTIFICATE IS ALSO SUBJECT TO THE

         CONDITIONS SPECIFIED HEREIN. NO TRANSFER OF THIS WARRANT CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS OF THIS AGREEMENT HAVE BEEN FULFILLED."

The Common Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION."

         Subject to the foregoing this Warrant Certificate may be transferred upon compliance with the reasonable requirements and charges of the Warrant Agent by completing and executing the appropriate form on the reverse side hereof and delivering the Warrant Certificate to the Warrant Agent.

         This Warrant Certificate confers on the Holder certain registration rights. For complete information regarding such rights, the Holder should refer to the Warrant Agreement.

         The number of Common Shares subject to exercise upon presentment of this Warrant Certificate and the exercise price thereof may be Subject to adjustment and possible acceleration of expiration upon the happening of certain events. The Holder should refer to the Warrant Agreement for information concerning such adjustments.

         Except as specifically set forth in the Warrant Agreement, nothing contained in this Warrant Certificate or in the Warrant Agreement shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of Common Shares or as any other shareholder of the Corporation.

         This Warrant Certificate is valid only if countersigned by the Warrant Agent.

         IN WITNESS WHEREOF VERIDIEN CORPORATION has caused this Warrant Certificate to be signed by its Chief Executive Officer.

                                               VERIDIEN CORPORATION



                                               By:
                                                  -----------------------------
                                                  Chief Executive Officer


Countersigned by:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
as Warrant Agent



By:
   --------------------------

                               SUBSCRIPTION FORM

THE UNDERSIGNED HOLDER HEREBY SUBSCRIBES FOR _____________________ COMMON SHARES of Veridien Corporation at $0.499 per share (or such number of Common Shares or other securities or property to which such subscription entitles the undersigned in lieu thereof or in addition thereto) on the terms set out in the said Certificate and encloses herewith full payment of the subscription price. The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out on the front of this certificate. The undersigned hereby irrevocably directs that the said Common Shares be registered as follows:
Name In Full               Address                    Number of Common Shares

                                                          Total:
                                                                ------------

Please print full name in which the certificates are to be issued. If any of the Common Shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all requisite taxes or other governmental charges, if any.

                           Dated this        day of                   ,       >
                                      ------        -----------------  --------


---------------------------------                ------------------------------
Witness                                          Signature of Warrantholder


                        TO TRANSFER WARRANT CERTIFICATES


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - __________ Custodian _____________under Uniform Gifts
                    (Cust)               (Minor)

to Minors Act of _______________ FOR VALUE RECEIVED ___________________________,
                 (State)

HEREBY SELL, ASSIGN AND TRANSFER UNTO

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)


SOCIAL SECURITY NUMBER OF TRANSFEREE __________________________________________
____________________________________________________________________ WARRANTS
represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________ ATTORNEY to transfer the said Warrants on the Books of the within named Corporation, with full power of substitution in the premises.


Dated:
      -----------------------------          ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Name

                                             ----------------------------------
                                             Address

-----------------------------------          ----------------------------------
Signature Guaranteed                         Social Security Number


The signature of the assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a Canadian Chartered Bank or Canadian Trust Company, a U. S. National Bank, or a member firm of the American, New York, Pacific, Midwest, or Toronto Stock Exchange.
                          ADDRESS OF THE WARRANT AGENT

THIS WARRANT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS WARRANT CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO ANY EXEMPTION FROM SUCH REGISTRATION. THE TRANSFER OF THIS WARRANT CERTIFICATE IS ALSO SUBJECT TO THE CONDITIONS SPECIFIED HEREIN. NO TRANSFER OF THIS WARRANT CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS HAVE BEEN FULFILLED.

Void after 5:00 PM, Eastern Time on November 18, 2000.

                                            Series 2
                                            Warrant to Purchase 11,271,280
                                            shares of Common Stock, Subject
                                            to Adjustment as Herein provided

December 12, 1995

                              VERIDIEN CORPORATION
                        WARRANT TO PURCHASE COMMON STOCK

THIS WARRANT CERTIFICATE AS ISSUED PURSUANT TO THE TERMS OF AND IS GOVERNED BY THAT CERTAIN WARRANT AGREEMENT ("WARRANT AGREEMENT") DATED AS OF OCTOBER 19, 1995, REGARDING WARRANTS TO PURCHASE COMMON STOCK OF VERIDIEN CORPORATION SERIES 1, BY AND BETWEEN VERIDIEN CORPORATION AND AMERICAN STOCK TRANSFER AND TRUST COMPANY. REFERENCE SHOULD BE MADE BY THE HOLDER FOR INFORMATION CONCERNING TRANSFER, REGISTRATION RIGHTS, ADJUSTMENTS UPON THE HAPPENING OF CERTAIN EVENTS AND FOR OTHER INFORMATION CONCERNING THE RIGHTS OF THE HOLDER OF THIS WARRANT CERTIFICATE.

         THIS IS TO CERTIFY THAT, for value received, DUNVEGAN MORTGAGE CORPORATION (the "Holder") is entitled to purchase, at any time from October 19, 1995 to 5:00 PM EST on November 18, 2000, common shares ("Common Shares") of Veridien Corporation (the "Corporation") equal to the number of warrants specified above, at a price of $.001 per Common Share by surrendering this Warrant Certificate to the Warrant Agent with a subscription form on the reverse hereof property completed and executed and a check, bank draft, money order, or other consideration as specified in the Warrant Agreement payable to the Corporation for the total purchase price of the Common Shares so subscribed for and purchased.

         The Holder may subscribe for and purchase less than the number of Common Shares entitled to be subscribed for and purchased on surrender of this Warrant Certificate. If the subscription does not exhaust the Warrants represented by this Warrant Certificate a Warrant Certificate representing the unexercised Warrants will be issued to the Holder. No Warrant Certificates representing fractional warrants will be issued.

         American Stock Transfer and Trust Company, 40 Wall Street, 46th Floor, New York, N.Y. 10005, attention: Kevin Jennings ("Warrant Agent") has been appointed the Warrant Agent to receive subscriptions for Common Shares and payments from Holders.

         This Warrant Certificate, the subscription form and a check, bank draft, or money order shall be deemed to be so surrendered only upon personal delivery thereof or, if sent by post or other means of transmission, upon receipt thereof by the Warrant Agent at the office specified above. The Corporation may also provide for other places at which this Warrant Certificate may be surrendered for exchange or exercise.

         Certificates representing Common Shares subscribed for and purchased will be mailed to the persons specified in the subscription form at the respective addresses specified therein or, if so specified in the subscription form, delivered to such persons by the Warrant Agent where the applicable Warrant Certificate was surrendered, when the transfer books of the Corporation have been opened for five business days after the due surrender of such Warrant Certificate and payment as aforesaid, including any applicable taxes.

         This Warrant Certificate is freely transferable provided that this Warrant Certificate is subject to the investment representations and the restrictions contained herein. Any Holder of this Warrant Certificate or Common Shares issued upon exercise of this Warrant ("Restricted Securities") shall, prior to any transfer or disposition or attempted transfer or disposition of any such Restricted Securities, give written notice to the Corporation of such Holder's intention to effect such transfer or disposition and shall deliver to the Corporation an opinion of legal counsel, (reasonably suitable to the Corporation) that the proposed transfer or disposition of the Restricted Securities may be effected without registration thereof under the Securities Act of 1933, as amended (the "1933 Act"), and without taking any similar action under any other applicable securities laws, in which case such Holder shall be entitled to transfer or dispose of the Restricted Securities in accordance with the terms of the notice delivered by such Holder to the Corporation; provided, however, that such transfer shall be permitted only if, prior thereto, the proposed transferee enters into an agreement with the Corporation restricting the transfer of such Restricted Securities in accordance with, and agreeing to assume the obligations under and receive the benefits of the terms of this Warrant Certificate as "Holder", unless, in the opinion of both counsel for the Holder and for the Corporation, such agreement is not necessary. Each certificate evidencing the Restricted Securities so transferred or disposed of (and each certificate evidencing any untransferred or non-disposed of Restricted Securities) shall bear the appropriate restrictive legend set forth herein unless in the opinion of both such counsel such legend is not required.

         The Holder by his acceptance hereof represents and warrants to the Corporation that he is acquiring this Warrant Certificate and the Common Shares to be purchased by him hereunder for his own account and not with a view to the distribution thereof within the meaning of the 1933 Act. Each such Holder represents that he understands that he must bear the economic risk of his investment in the Corporation for an indefinite period of time because this Warrant certificate and the Common Shares have not been registered under the 1933 Act and therefore cannot be offered for sale or sold unless they are registered under the 1933 Act or an exemption from such registration is available. The Warrant Certificate shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THIS WARRANT CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS WARRANT CERTIFICATE MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION. THE TRANSFER OF THIS WARRANT CERTIFICATE IS ALSO SUBJECT TO THE CONDITIONS SPECIFIED HEREIN. NO TRANSFER OF THIS WARRANT CERTIFICATE SHALL BE VALID OR EFFECTIVE UNTIL THE CONDITIONS OF THIS AGREEMENT HAVE BEEN FULFILLED."

The Common Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS. THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION."

         Subject to the foregoing this Warrant Certificate may be transferred upon compliance with the reasonable requirements and charges of the Warrant Agent by completing and executing the appropriate form on the reverse side hereof and delivering the Warrant Certificate to the Warrant Agent.

         This Warrant Certificate confers on the Holder certain registration rights. For complete information regarding such rights, the Holder should refer to the Warrant Agreement.

         The number of Common Shares subject to exercise upon presentment of this Warrant Certificate and the exercise price thereof may be Subject to adjustment and possible acceleration of expiration upon the happening of certain events. The Holder should refer to the Warrant Agreement for information concerning such adjustments.

         Except as specifically set forth in the Warrant Agreement nothing contained in this Warrant Certificate or in the Warrant Agreement shall be construed as conferring upon the Holder any right or interest whatsoever as a holder of Common Shares or as any other shareholder of the Corporation.

         This Warrant Certificate is valid only if countersigned by the Warrant Agent.

         IN WITNESS WHEREOF VERIDIEN CORPORATION has caused this Warrant Certificate to be signed by its Chief Executive Officer.

                                             VERIDIEN CORPORATION



                                             By:
                                                -------------------------------
                                                Chief Executive Officer


Countersigned by:
AMERICAN STOCK TRANSFER AND TRUST COMPANY
as Warrant Agent



By:
   ----------------------------------

                               SUBSCRIPTION FORM

THE UNDERSIGNED HOLDER HEREBY SUBSCRIBES FOR ________________________ COMMON SHARES of Veridien Corporation at $0.001 per share (or such number of Common Shares or other securities or property to which such subscription entitles the undersigned in lieu thereof or in addition thereto) on the terms set out in the said Certificate and encloses herewith full payment of the subscription price. The undersigned hereby irrevocably directs that the Common Shares be delivered, subject to the conditions set out on the front of this certificate. The undersigned hereby irrevocably directs that the said Common Shares be registered as follows:
Name In Full               Address           Number of Common Shares

                                                   Total:
                                                          ---------------

Please print full name in which the certificates are to be issued. If any of the Common Shares are to be issued to a person or persons other than the Warrantholder, the Warrantholder must pay to the Warrant Agent all requisite taxes or other governmental charges, if any.

                           Dated this ______ day of _____________, __________ >


---------------------------------            ----------------------------------
Witness                                      Signature of Warrantholder


                        TO TRANSFER WARRANT CERTIFICATES


The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM - as tenants in common TEN ENT - as tenants by the entireties JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ___________ Custodian _____________ under Uniform Gifts to
                    (Cust)                (Minor)
Minors Act of _____________ FOR VALUE RECEIVED ____________________, HEREBY
              (State)

SELL, ASSIGN AND TRANSFER UNTO

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                 (PLEASE PRINT NAME AND ADDRESS OF TRANSFEREE)

SOCIAL SECURITY NUMBER OF TRANSFEREE __________________________________________
____________________________________________________________________ WARRANTS
represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________ ATTORNEY to transfer the said Warrants on the Books of the within named Corporation, with full power of substitution in the premises.

Dated:
      ----------------------------           ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Name

                                             ----------------------------------
                                             Address

----------------------------------           ----------------------------------
Signature Guaranteed                         Social Security Number


The signature of the assignment must correspond with the name as written upon the face of this certificate in every particular without alteration or enlargement or any change whatsoever, and must be guaranteed by a Canadian Chartered Bank or Canadian Trust Company, a U. S. National Bank, or a member firm of the American, New York, Pacific, Midwest, or Toronto Stock Exchange.
                          ADDRESS OF THE WARRANT AGENT